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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26,
2001

                   FIRST LEESPORT BANCORP, INC.
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      (Exact name of registrant as specified in its charter)

        Pennsylvania              000-14555       23-2354007
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(State or other jurisdiction     (Commission     (IRS Employer
      of incorporation)          File Number)      Ident. No.)

133 North Centre Avenue, Leesport, PA                 19533
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (610)926-2161

                               N/A
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(Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     On February 26, 2001, The Wall Street Transcript Corporation published a CEO/Company interview with Raymond H. Melcher, Jr., Chairman, CEO and President of First Leesport Bancorp, Inc. ("First Leesport"). A transcript of the interview is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This Form 8-K Current Report, including the interview attached as Exhibit 99.1, contains forward-looking statements. The forward-looking statements contained herein are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. Important factors that might cause such a difference include, but are not limited to, changing economic conditions in the First Leesport's market area, and increasing interest rates. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date of this report. First Leesport undertakes no obligation to publicly revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this report.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits

          The following exhibits are filed herewith:

          99.1      Transcript of Wall Street Transcript
                    Corporation interview with Raymond H.
                    Melcher, Jr., Chairman, CEO and President of
                    First Leesport Bancorp, Inc.



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST LEESPORT BANCORP, INC.

Dated:  February 26, 2001
                              By  /s/ Raymond H. Melcher , Jr.
                                  Raymond H. Melcher, Jr.
                                  Chairman, Chief Executive
                                  Officer and President



                          EXHIBIT INDEX

Exhibit
Number           Exhibit

99.1             Transcript of Wall Street Transcript
                 Corporation interview with Raymond H.
                 Melcher, Jr., Chairman, CEO and President of
                 First Leesport Bancorp, Inc.